As filed with the Securities and Exchange Commission on October 5, 2018

File No. 333-_______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. __

[  ] Post-Effective Amendment No. __

WILSHIRE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 591-1568

Name and Address of Agent for Service:

Jason Schwarz

c/o Wilshire Associates Incorporated

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

Copy to:

Cathy G. O’Kelly

Renee M. Hardt

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on November 5, 2018 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

QUESTIONS & ANSWERS

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

Wilshire Global Allocation Fund

(the “Funds”)

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for each series of the Wilshire Variable Insurance Trust (the “Trust”) listed above, here is a brief overview of the proposal(s) affecting your Fund, which will require your vote.

PROPOSAL TO MERGE FUNDS

Q:	What is happening?

A:	Wilshire Associates Incorporated (“Wilshire”) has proposed the mergers of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the Wilshire Global Allocation Fund (the “Global Allocation Fund”). The Global Allocation Fund and Acquired Funds are referred to herein each as a “Fund” and collectively as the “Funds.” Wilshire serves as the investment adviser to each of the Funds.

Q:	Why am I receiving this Prospectus/Proxy Statement?

A:	At the upcoming special meeting of shareholders of the Acquired Funds (the “Special Meeting”) to be held on November 29, 2018, shareholders of the Acquired Funds will be asked to vote on the following proposal:

PROPOSAL 1: To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Global Allocation Fund (the “Plan”).

You are receiving this Prospectus/Proxy Statement because you owned interests in one or more of the Acquired Funds as of the close of business on October 29, 2018. Although you are not directly a shareholder of any Acquired Fund, as the owner of a variable annuity contract or variable life insurance policy (each, a “Contract,” the owners of which are referred to as “Contract Owners”) issued by your insurance company, you have the right to instruct your insurance company, as appropriate, how to vote the shares of the Acquired Fund(s) that are attributable to your Contract. For convenience, we refer to Contract Owners as “shareholders” in certain instances.

Q:	Why has this proposal been made for my Fund?

A:	In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Global Allocation Fund. At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Global Allocation Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective than the Global Allocation Fund, the Acquired Funds and the Global Allocation Fund are structured as funds-of-funds that pursue their investment objectives by investing in generally the same underlying funds albeit in different weightings.

Despite the differences in investment objectives and asset allocation weightings, Wilshire believes the Global Allocation Fund should provide shareholders of each Acquired Fund with comparable asset allocation and comparable portfolio diversity. Wilshire believes this proposal should provide several advantages, including:

•	The Global Allocation Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;

•	Shareholders will benefit from reduced net operating expenses following the mergers; and

•	The mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

Q:	How does the Board recommend that I vote?

A:	After careful consideration, the Board of Trustees of the Trust (the “Board”) has determined that each merger is in the best interests of your Fund. The Board unanimously recommends that you vote “FOR” the Plan providing for the mergers.

Q:	Will I have to pay federal income tax as a result of the merger of my Fund?

A:	Each merger is expected not to result in individual Contract Owners recognizing any gain or loss for federal income tax purposes. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in light of your particular circumstances.

Q:	Upon merger, will the value of my investment change?

A:	The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of the Global Allocation Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q:	If approved, when will the mergers take place?

A:	If approved, each merger would occur on or about December 7, 2018 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their [new account number] and the number of shares of the Global Allocation Fund they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q:	Are the mergers related?

A:	No. While each Acquired Fund is proposed to merge into the Global Allocation Fund, each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Global Allocation Fund. The merger of one Acquired Fund into the Global Allocation Fund is not contingent upon the approval of the other Acquired Funds’ shareholders. Each merger is separate and distinct from the other.

Q:	How do total operating expenses and fees compare between the Funds?

A:	While the management fee for the Global Allocation Fund is higher than the management fee of each of the Acquired Funds, total operating expenses of the Global Allocation Fund immediately following the mergers are expected to be lower as compared to the current total operating expenses of the Global Allocation Fund and each Acquired Fund. Please see the Prospectus/Proxy Statement accompanying this Questions & Answers summary for additional information, which includes a pro forma expense table assuming shareholder approval of the proposed mergers.

Q:	What happens if the proposed mergers are not completed?

A:	Each proposed merger will occur only if an Acquired Fund’s shareholders approve the proposal and other closing conditions are satisfied or waived. If an Acquired Fund’s shareholders do not approve the merger, the Acquired Fund will continue to operate separately in accordance with its current investment objectives and policies, and the Board will consider what action, if any, to take.

Q:	Who will pay for the costs associated with the mergers?

A:	Wilshire will bear all costs associated with the proposed mergers whether or not the mergers are consummated. The estimated cost of retaining the proxy solicitor, Okapi Partners, for solicitation is $35,774, which will be paid by Wilshire.

Q:	I am the owner of a Contract offered by my insurance company. I am not a shareholder of a Fund. Why am I being asked to vote on a proposal for Fund shareholders?

A:	You have previously directed your insurance company to invest certain proceeds relating to your Contract in one or more of the Funds. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in a Fund. Thus, you are not the “shareholder;” rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract Owners.

The Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.

Q:	How can I vote or provide voting instructions?

A:	You can vote or provide voting instructions for shares beneficially held through your Contract with your insurance company by mail, phone or over the internet, using the enclosed voting instruction form/proxy card, or in person at the Special Meeting.

Q:	If I send in my voting instructions as requested, can I change my vote later?

A:	Shareholders may revoke proxies at any time before they are voted at the Special Meeting either: (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting via the phone or internet; or (iii) by attending the Special Meeting and voting in person. Only a shareholder may execute or revoke a proxy. However, as a Contract Owner, you have the right to revoke your voting instructions. Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Special Meeting.

Q:	What is the required vote to approve the proposal?

A:	Approval of the proposal by an Acquired Fund requires the affirmative vote of the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Special Meeting if more than 50% of the outstanding shares of the Acquired Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Acquired Fund.

Q:	Whom should I call for additional information about the proposal and the Prospectus/Proxy Statement accompanying this Questions & Answers summary?

A:	Please call shareholder services at (866) 591-1568.

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

Wilshire Global Allocation Fund

(the “Funds”)

Important Message from the President of Wilshire Variable Insurance Trust

November 6, 2018

Dear Contract Owner:

Enclosed is a Prospectus/Proxy Statement for the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract or variable life insurance policy (each, a “Contract”) holds an interest as of October 29, 2018. The Prospectus/Proxy Statement contains an important proposal relating to your Fund for you to consider. You are eligible to provide voting instructions on how to vote on the proposal below because shares of one or more of the Funds were beneficially held through your Contract on October 29, 2018.

We are asking for your vote on the following matter:

Proposal	Fund
(1) To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the merger of each Acquired Fund into the Wilshire Global Allocation Fund.	Wilshire 2015 Fund Wilshire 2025 Fund Wilshire 2035 Fund

The Board of Trustees of the Trust has approved the proposal and unanimously recommends that you give voting instructions “FOR” approval of the Agreement authorizing the merger.

Included herein is the following information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information about each Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposal. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form. A postage-paid envelope is enclosed for mailing. If you receive more than one voting instruction form, please vote each one.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about any proposal, please contact shareholder services at (866) 591-1568.

On behalf of the Board of Trustees, I thank you for your continued investment in the Funds.

Sincerely,

Jason A. Schwarz
Trustee and President
Wilshire Variable Insurance Trust

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

(the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF THE ACQUIRED FUNDS

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on November 29, 2018, at 9:00 a.m., Pacific Time, to consider the following:

Proposal	Fund
(1) To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Wilshire Global Allocation Fund	Wilshire 2015 Fund Wilshire 2025 Fund Wilshire 2035 Fund

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on October 29, 2018 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board,

Reena S. Lalji
Secretary, Wilshire Variable Insurance Trust

November 5, 2018

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY PHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY OR LIFE
INSURANCE CONTRACTS INVESTED IN

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

(the “Funds”)

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in one or more of the Funds listed above. If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in favor of the proposal. If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and fill out your voting instruction form and return it by mail or submit your vote by phone or over the internet. If you receive more than one voting instruction form, please return each one. Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented. Please take a few minutes to read these materials and return your voting instruction form or submit your vote by phone or over the internet.

If you have any questions, please contact shareholder services at (866) 591-1568.

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

(the “Funds”)

PROSPECTUS/PROXY STATEMENT

November 5, 2018

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

(866) 591-1568

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”), an open-end, registered management investment company, in connection with its Special Meeting of Shareholders of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”), each Acquired Fund a series of the Trust, to be held on November 29, 2018 at 9:00 a.m. Pacific time and at any and all postponements or adjournments thereof (the “Special Meeting”), at the offices of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, the investment adviser for the Funds.

Shareholders of each Acquired Fund are being asked to consider and approve the merger of each Acquired Fund into the Wilshire Global Allocation Fund (the “Global Allocation Fund”), a series of the Trust. As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the Global Allocation Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Acquired Fund shares.

The following table provides a summary of the proposal and indicates which Funds are being solicited for the proposal:

Proposal	Fund
(1) To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Wilshire Global Allocation Fund.	Wilshire 2015 Fund Wilshire 2025 Fund Wilshire 2035 Fund

This Prospectus/Proxy Statement explains what you should know before voting on the proposal described in this Prospectus/Proxy Statement or investing in the Global Allocation Fund. Please read it carefully and keep it for future reference.

This Prospectus/Proxy Statement is first being sent to shareholders of the Acquired Funds on or about November 5, 2018. Shareholders of record as of October 29, 2018 are entitled to vote at the Special Meeting or any adjournments thereof.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference: (i) the prospectus of the Acquired Funds and Global Allocation Fund, dated May 1, 2018, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881); (ii) the statement of additional information of the Acquired Funds and Global Allocation Fund, dated May 1, 2018, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881); (iii) the statement of additional information relating to the proposed mergers, dated [November 5], 2018 (the “Merger SAI”) (File No. 333-197404); (iv) the audited financial statements of the Acquired Funds and Global Allocation Fund included in the Acquired Funds’ and Global Allocation Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 (File No. 811-07917); and (v) the unaudited financial statements of the Acquired Funds and Global Allocation Fund included in the Acquired Funds’ and Global Allocation Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2018. No other parts of the statement of additional information or annual report are incorporated by reference herein.

The financial highlights of the Global Allocation Fund contained in the Funds’ Annual Report for the fiscal year ended December 31, 2017 are attached as Appendix B to this Prospectus/Proxy Statement.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statement of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their insurance company. Copies of these documents are also available on the Funds’ website at http://advisor.wilshire.com/vitdocuments.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports, proxy statements and other information with the SEC. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of a proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Acquired Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of the mergers included in the proposal herein. This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about November 5, 2018.

TABLE OF CONTENTS

PROPOSAL 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE MERGER OF EACH ACQUIRED FUND INTO THE GLOBAL ALLOCATION FUND	-1-
A. SYNOPSIS	-1-
B. COMPARISON OF FEES AND EXPENSES	-2-
C. COMPARISON OF THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	-5-
D. RISK AND RETURNS COMPARISON	-12-
E. OTHER COMPARATIVE INFORMATION	-27-
F. INFORMATION ABOUT THE PROPOSED MERGERS	-32-
G. INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	-36-
APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – FINANCIAL HIGHLIGHTS OF THE FUNDS	B-1

November 5, 2018

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

(866) 591-1568

PROPOSAL 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE MERGER OF EACH ACQUIRED FUND INTO THE

GLOBAL ALLOCATION FUND

A.	SYNOPSIS

The responses to the questions that follow in the sections below provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Board of the Trust, of which each Acquired Fund (and the Global Allocation Fund) is a series, is recommending that shareholders approve an Agreement and Plan of Reorganization (the “Agreement”) (as described below and which is attached hereto as Appendix A) which, as to each Acquired Fund, provides for (i) the transfer of all of the assets of the Acquired Fund to the Global Allocation Fund in exchange solely for voting shares of the Global Allocation Fund (“Acquiring Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and the assumption by Global Allocation Fund of all the liabilities of the Acquired Fund; and (ii) the pro-rata distribution of Acquiring Fund Shares to the Acquired Fund’s shareholders of record and the termination, dissolution and complete liquidation of the Acquired Fund. As to each Acquired Fund, the foregoing transactions are referred to herein as a “merger” and collectively, the “mergers.”

In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Global Allocation Fund. At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Global Allocation Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective and different investment strategies than the Global Allocation Fund, the Acquired Funds and the Global Allocation Fund are structured as funds-of-funds that pursue their investment objectives by investing in generally the same underlying funds, albeit in different weightings. For additional information regarding the differences in the asset allocation weightings of the underlying funds, please see the portfolio composition table in this prospectus/proxy statement. Despite the differences in investment objectives and asset allocation weightings, Wilshire believes the Global Allocation Fund should provide shareholders of each Acquired Fund with comparable asset allocation and comparable portfolio diversity.

2.	What will happen to my investment in an Acquired Fund as a result of the merger?

Your investment in an Acquired Fund will, in effect, be exchanged for an investment in the Global Allocation Fund with an equal net asset value as of the Valuation Time (as defined in the Agreement).

3.	Why has the Board of the Trust recommended that shareholders of the Acquired Funds approve the Agreement providing for the mergers?

The Board believes that each Fund’s merger would be in the best interests of the applicable Fund. In approving the mergers, the Board considers a number of factors in reaching its determination, including the following:

•	the similarities and differences in each Acquired Fund’s and the Global Allocation Fund’s investment objective and principal investment strategies;
•	a comparison of each Acquired Fund’s and the Global Allocation Fund’s relative risks;
•	a comparison of each Acquired Fund’s and the post-merger Global Allocation Fund’s relative sizes;
•	the investment performance of each Acquired Fund compared to the investment performance of the Global Allocation Fund;
•	a comparison of the fees and expense ratios of each Acquired Fund and the post-merger Global Allocation Fund;
•	the expected costs of the mergers and the extent to which the Funds would bear any such costs;
•	the terms of the mergers and whether the mergers would dilute the interests of respective shareholders of the Funds; and
•	alternatives to the mergers.

For a more detailed discussion of the Board’s considerations regarding the approval of the mergers, see “The Board’s Approval of the Mergers.”

The Board of the Trust has concluded that:

(1)	Each merger is in the best interests of the respective Acquired Fund; and
(2)	the interests of the existing shareholders of the each Acquired Fund will not be diluted as a result of the applicable merger.

The Board of the Trust believes that the proposed mergers are in the best interests of each respective Acquired Fund. Accordingly, the Board unanimously recommends that shareholders of each Acquired Fund vote FOR approval of the Agreement to authorize the merger of their Fund.

B.	COMPARISON OF FEES AND EXPENSES

4.	How do the expense ratios and management fee rates of an Acquired Fund compare to the Global Allocation Fund, and what are they estimated to be following each merger?

The management fee charged to the Global Allocation Fund is higher than the management fee of each of the Acquired Funds. The Global Allocation Fund bears its proportionate share of the fees and expenses incurred by its investments in underlying funds in which it invests. As reflected in the table below, based on the allocation of the Global Allocation Fund’s assets, it is expected that the total operating expense ratio of the Global Allocation Fund following the mergers will be lower than the current total operating expense ratios of each Acquired Funds.

The following tables summarize the fees and expenses that each of the Acquired Funds incurred for the year ended December 31, 2017, and the pro forma estimated expense ratios of the Global Allocation Fund assuming consummation of the mergers of all Acquired Funds into the Global Allocation Fund as of the first day of the fiscal year ended December 31, 2017. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses(1) (Expenses that are deducted from fund assets) (As a % of average net assets)

	2015 Fund	2025 Fund	2035 Fund	Global Allocation Fund	Global Allocation Fund Pro forma(2)
Management Fee(3)	0.04%	0.03%	0.02%	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.32%	0.33%	0.20%	0.12%
Acquired Fund Fees and Expenses	0.85%	0.92%	1.00%	0.98%	0.97%
Total Annual Fund Operating Expenses(4)	1.45%(5)	1.52%(5)	1.60%(5)	1.48%(6)	1.39%(7)

(1)	Each Fund’s shareholders indirectly bear, pro rata, the expenses of the Wilshire Large Company Growth Portfolio, the Wilshire Large Company Value Portfolio, the Wilshire Small Company Growth Portfolio, the Wilshire Small Company Value Portfolio, the Wilshire International Equity Fund, the Wilshire Income Opportunities Fund (the “Wilshire Underlying Funds”), and exchange-traded funds (“ETFs”). These indirect expenses are based on actual expense ratios for the Wilshire Underlying Funds and ETFs. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire International Equity Fund, and the Wilshire Income Opportunities Fund fees and expenses and the fees and expenses of ETFs are not reflected in each Fund’s expense ratio as shown in the Financial Highlights tables included in Appendix B.
(2)	Global Allocation Fund Pro forma assumes the consummation of the mergers of all of the Acquired Funds into the Global Allocation Fund.
(3)	Wilshire receives directly from each Fund a fee based on the average daily net assets of the Fund that are not invested in the Wilshire Underlying Funds. Future reallocation of a Fund’s investments in the Wilshire Underlying Funds could change the management fee.
(4)	Total Annual Fund Operating Expenses do not reflect the total operating expenses in each Fund’s Financial Highlights table because the Financial Highlights table does not include Acquired Fund Fees and Expenses (“AFFE”).
(5)	Wilshire has entered into a contractual expense limitation agreement with the Trust, on behalf of each Acquired Fund, to waive a portion of its management fee to limit expenses of each Acquired Fund to 0.60% of average daily net assets of each Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, AFFE and extraordinary expenses) through April 30, 2019. To the extent that a Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
(6)	Wilshire has entered into a contractual expense limitation agreement with the Trust, on behalf of the Global Allocation Fund to waive a portion of its management fee to limit expenses of the Global Allocation Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, AFFE, and extraordinary expenses) to 0.50% of average daily net assets of the Fund. This agreement to limit expenses continues through at least April 30, 2019 or upon the termination of the Advisory Agreement. To the extent that the Global Allocation Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
(7)	The pro forma annual operating expenses for the Global Allocation Fund portrays the maximum amount that a shareholder will bear.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Global Allocation Fund to incur in the first year following the merger.

Example: This example is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined Global Allocation Fund assuming the consummation of all mergers of the Acquired Funds. The example assumes one year of capped expenses, that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
2015 Fund	$148	$459	$792	$1,735
2025 Fund	$155	$480	$829	$1,813
2035 Fund	$163	$505	$871	$1,900
Global Allocation Fund	$151	$468	$808	$1,768
Global Allocation Fund Pro forma	$142	$440	$761	$1,669

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets. As of December 31, 2017, the 2015 Fund had net assets of $25,160,899, the 2025 Fund had net assets of $60,122,920, the 2035 Fund had nets assets of $79,237,616, and the Global Allocation Fund had net assets of $411,015,743.

Fund	Gross Advisory Fee Rate*
2015 Fund	0.25%
2025 Fund	0.25%
2035 Fund	0.25%
Global Allocation Fund
On the first $1 billion of Fund assets	0.55%
On Fund assets in excess of $1 billion	0.45%

*	The Funds invest in the Wilshire Underlying Funds. Wilshire receives directly from each Fund a fee based on the average daily net assets of the Fund that are not invested in the Wilshire Underlying Funds.

C.	COMPARISON OF THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

5.	How do the investment objectives and principal investment strategies of the Acquired Funds compare to those of the Global Allocation Fund?

Following the mergers, shareholders of the Acquired Funds will become shareholders of a Fund that has a different investment objective and substantially similar, though not identical, investment strategies.

Investment Objectives

Each Acquired Fund and the Global Allocation Fund has a different investment objective. Each Acquired Fund’s investment objective is to provide high total return until its respective target retirement date. Thereafter, each Acquired Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.

The Global Allocation Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Principal Investment Strategies

Overview

Although each Acquired Fund has a different investment objective than the Global Allocation Fund, the Acquired Funds and the Global Allocation Fund are structured as funds-of-funds that pursue their investment objectives by investing in generally the same underlying funds albeit in different weightings, as determined by Wilshire. The Global Allocation Fund also invests in unaffiliated mutual funds.

In managing each Acquired Fund, Wilshire focuses on four key principles: asset allocation, portfolio structure, investment time horizon and fund management. Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy. The Acquired Funds invest in the Wilshire Underlying Funds and ETFs according to a moderate asset allocation strategy for each Fund designed for investors planning to retire in 2015, 2025 or 2035, as applicable, plus or minus two to three years. Wilshire seeks to reduce risk by investing in Wilshire Underlying Funds and unaffiliated ETFs that are diversified within each asset class. The amounts invested in each of the Wilshire Underlying Funds and unaffiliated ETFs will vary from time to time depending on the investment time horizon and Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. Each Acquired Fund’s asset allocation will become more conservative over time. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. As of August 31, 2018, the current target allocation for each Acquired Fund is as follows:

	Equity	Fixed Income
2015 Fund	47%	53%
2025 Fund	61%	39%
2035 Fund	80%	20%

Under normal circumstances, the Global Allocation Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities. Under normal market conditions, the Global Allocation Fund invests in a diversified portfolio of global debt and equity securities of which at 40% of the Global Allocation Fund’s net assets will be invested in non-U.S. investments and in at least three different countries. The Global Allocation Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Global Allocation Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Global Allocation Fund may also invest in high-yield bonds rated below investment grade credit quality. The Global Allocation Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets. The Global Allocation Fund’s mix of assets is regularly adjusted among the Wilshire Underlying Funds and unaffiliated mutual funds and ETFs. Changes in the investment allocation may occur several times within a year or over several years, depending upon market and economic conditions.

The following is a comparison of each Acquired Fund’s strategies and the corresponding strategies of the Global Allocation Fund.

2015 Fund	2025 Fund	2035 Fund	Global Allocation Fund
Operates under a fund of funds structure.	Operates under a fund of funds structure.	Operates under a fund of funds structure.	Operates under a fund of funds structure.
Invests primarily in a portfolio of Wilshire Underlying Funds and unaffiliated ETFs in accordance with weightings determined by Wilshire.	Invests primarily in a portfolio of Wilshire Underlying Funds and unaffiliated ETFs in accordance with weightings determined by Wilshire.	Invests primarily in a portfolio of Wilshire Underlying Funds and unaffiliated ETFs in accordance with weightings determined by Wilshire.	Invests primarily in a portfolio of Wilshire Underlying Funds, unaffiliated mutual funds and unaffiliated ETFs.

In managing the Fund, Wilshire focuses on four key principles: asset allocation, portfolio structure, investment time horizon and fund management. Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy. The Fund invests in the Wilshire Underlying Funds and unaffiliated ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.

In managing the Fund, Wilshire focuses on four key principles: asset allocation, portfolio structure, investment time horizon and fund management. Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy. The Fund invests in the Wilshire Underlying Funds and unaffiliated ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years.

In managing the Fund, Wilshire focuses on four key principles: asset allocation, portfolio structure, investment time horizon and fund management. Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy. The Fund invests in the Wilshire Underlying Funds and unaffiliated ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years.

Under normal circumstances, the Global Allocation Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Wilshire seeks to reduce risk by investing in Underlying Funds and ETFs that are diversified within each asset class.	Wilshire seeks to reduce risk by investing in Underlying Funds and ETFs that are diversified within each asset class.	Wilshire seeks to reduce risk by investing in Underlying Funds and ETFs that are diversified within each asset class.
The amounts invested in each of the Wilshire Underlying Funds and unaffiliated ETFs will vary from time to time depending on the investment time horizon and Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. The Fund’s asset allocation will become more conservative over time. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.	The amounts invested in each of the Wilshire Underlying Funds and unaffiliated ETFs will vary from time to time depending on the investment time horizon and Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. The Fund’s asset allocation will become more conservative over time. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.	The amounts invested in each of the Wilshire Underlying Funds and unaffiliated ETFs will vary from time to time depending on the investment time horizon and Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. The Fund’s asset allocation will become more conservative over time. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

As of August 31, 2018, the target asset allocation for the 2015 Fund is 53% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in fixed income securities and 47% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in equity securities.

As of August 31, 2018, the target asset allocation for the 2025 Fund is 39% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in fixed income securities and 61% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in equity securities.

As of August 31, 2018, the target asset allocation for the 2035 Fund is 20% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in fixed income securities and 80% invested in Wilshire Underlying Funds and unaffiliated ETFs which invest in equity securities.
Approximately 15 years after 2015, the Fund’s target asset allocation will be 77% invested in Underlying Funds and ETFs which invest in Fixed Income Securities and 23% in Underlying Funds and ETS which invest in Equity securities.	Approximately 15 years after 2025, the Fund’s target asset allocation will be 77% invested in Underlying Funds and ETFs which invest in Fixed Income Securities and 23% in Underlying Funds and ETS which invest in Equity securities.

Wilshire Underlying Fund Investment Strategies

The Acquired Funds and the Global Allocation Fund each invest in the same Wilshire Underlying Funds. The following describes the investment strategies of each Wilshire Underlying Fund.

The Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund each use a multi-manager strategy with subadvisers who may employ different strategies. Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Victory Capital Management Inc. (“Victory Capital”) each manage a portion of the Large Company Growth Portfolio. Los Angeles Capital, Pzena Investment Management, LLC (“Pzena”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) each manage a portion of the Large Company Value Portfolio. Los Angeles Capital and Ranger Investment Management, L.P (“Ranger”) each manage a portion of the Small Company Growth Portfolio. Los Angeles Capital and NWQ Investment Management Company, LLC (“NWQ”) each manage a portion of the Small Company Value Portfolio. Pzena, WCM Investment Management (“WCM”) and Los Angeles Capital each manage a portion of the Wilshire International Equity Fund’s portfolio. DoubleLine® Capital LP (“DoubleLine”), Manulife Asset Management (US) LLC (“Manulife”), and Voya Investment Management Co LLC (“Voya”) each manage a portion of the Wilshire Income Opportunities Fund’s portfolio.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—within the market capitalization range and composition of the companies composing the Russell 1000® Growth Index (as of December 31, 2017, this range was between approximately $1.2 billion and $868.9 billion). The market capitalization and composition of the companies in the Russell 1000® Growth Index are subject to change.

•	The Large Company Growth Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

•	The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios. The Large Company Growth Portfolio may focus its investments in companies in one or more economic sectors.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock of companies with larger market capitalizations—within the market capitalization range and composition of the companies composing the Russell 1000® Value Index (as of December 31, 2017, this range was between approximately $1.1 billion and $489.0 billion). The market capitalization range and composition of the companies in the Russell 1000® Value Index are subject to change.

•	The Large Company Value Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including ADRs and GDRs.

•	The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•	The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Growth Index (as of December 31, 2017, this range was between approximately $22.5 million and $9.3 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Growth Index are subject to change.

•	The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•	The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Value Index (as of December 31, 2017, this range was between approximately $22.5 million and $8.9 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Value Index are subject to change.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Small Company Value Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Wilshire International Equity Fund is permitted to invest:

The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Wilshire International Equity Fund invests in companies organized outside the United States. Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies. The Wilshire International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Wilshire International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Wilshire International Equity Fund also invests in emerging market securities (securities of issuers based in countries with developing economies), including ETFs. The Wilshire International Equity Fund may also invest in securities of companies that are organized in the United States, but primarily operate outside of the United States or derive a significant portion of their revenues outside of the United States. The Wilshire International Equity Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments. The Wilshire International Equity Fund uses a multi-manager strategy with subadvisers who may employ different strategies.

The following describes the types of securities in which the Wilshire Income Opportunities Fund is permitted to invest:

Under normal market conditions, the Wilshire Income Opportunities Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a multi-sector portfolio of income producing securities of varying maturities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy.

The Wilshire Income Opportunities Fund will generally allocate its assets among several investment sectors, without limitation, which may include: high yield debt securities (also known as “junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (“CDO”), collateralized loan obligations (“CLO”), and collateralized mortgage obligations (“CMO”)); and foreign currencies, including those of emerging market countries. However, the Wilshire Income Opportunities Fund is not required to gain exposure to any one investment sector, and the Wilshire Income Opportunities Fund’s exposure to any one investment sector will vary over time. The Wilshire Income Opportunities Fund may invest an unlimited amount of its assets in any sector. The Wilshire Income Opportunities Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities. The Wilshire Income Opportunities Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. In general for DoubleLine, a security is deemed to be an emerging market security if issued by either a sovereign, quasi-sovereign or corporate entity which resides within an emerging market country. An emerging market country generally includes all low-to-middle income countries as defined by the World Bank or countries considered emerging market for purposes of constructing major indices. The Wilshire Income Opportunities Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. There is no limit on the average maturity of the Wilshire Income Opportunities Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Bloomberg Barclays Universal Index, which has a current weighted average duration of 5.5 years. However, it is expected that the Wilshire Income Opportunities Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.

Although the Wilshire Income Opportunities Fund may invest without limitation in high yield debt securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality, the Fund expects its allocation to below investment grade debt to range from 30% to 70% of its assets. The Wilshire Income Opportunities Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout). The Wilshire Income Opportunities Fund may seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and ETFs. The Wilshire Income Opportunities Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.

The Wilshire Income Opportunities Fund may invest without limitation in derivative instruments, such as options, futures, forwards or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Wilshire Income Opportunities Fund’s Prospectus or Statement of Additional Information. The Wilshire Income Opportunities Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Wilshire Income Opportunities Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Wilshire Income Opportunities Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Wilshire Income Opportunities Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Wilshire Income Opportunities Fund may invest up to 20% of its total assets in preferred stocks and dividend-paying common stocks.

For more detailed information regarding the investment strategies and techniques used by the Funds or the Wilshire Underlying Funds, please see the Funds’ prospectus and statement of additional information.

The following table sets forth a summary of the allocations among the underlying investments of each Acquired Fund and the Global Allocation Fund as of June 30, 2018, and Wilshire’s estimation of the portfolio composition of the Global Allocation Fund assuming consummation of the proposed mergers of the Acquired Funds.

Portfolio Composition (as a % of Fund assets) (excludes cash equivalents)
Underlying Investments	2015 Fund	2025 Fund	2035 Fund	Global Allocation Fund	Global Allocation Fund Pro forma Composition(1)
Equity:
Large Company Growth Portfolio	12%	15%	20%	11%	9.5%
Large Company Value Portfolio	13%	17%	23%	13%	13%
Small Company Growth Portfolio	2%	2%	3%	2%	3%
Small Company Value Portfolio	3%	3%	4%	3%	3%
Wilshire International Equity Fund	17%	23%	30%	31%	33%
DFA Emerging Markets Equity	0%	0%	0%	3%	0%
Fixed Income:
Wilshire Income Opportunities Fund	33%	25%	13%	25%	25%
Vanguard Total Bond Market Index Fund	20%	15%	8%	3%	4.5%
Vanguard Total International Bond Index Fund	0%	0%	0%	7%	5.5%

(1)	Reflects Wilshire’s estimation of the portfolio composition of the Global Allocation Fund subsequent to the mergers. No assurance can be given as to the actual portfolio composition of the Global Allocation Fund subsequent to the mergers.

D.	RISK AND RETURNS COMPARISON

6.	What are the main risks of the Global Allocation Fund and how do they compare with those of each Acquired Fund?

Primary Risks

As with any mutual fund, you may lose money by investing in the Global Allocation Fund. Certain risks associated with an investment in the Global Allocation Fund are summarized below. The risks of an investment in the Global Allocation Fund are substantially similar to the risks of an investment in an Acquired Fund.

By investing in the Global Allocation Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Wilshire Underlying Funds and in unaffiliated mutual funds and ETFs. There can be no assurance that the Global Allocation Fund will meet its investment objective. The Global Allocation Fund’s investment returns will vary, and you could lose money by investing in the Global Allocation Fund.

The value of your investment in the Global Allocation Fund will change with changes in the values of the investments held by the Global Allocation Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect the Global Allocation Fund’s investments as a whole. The Global Allocation Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of the Global Allocation Fund, cause you to lose money or cause the performance of the Global Allocation Fund to trail that of other investments.

The Funds have principal investment strategies that come with inherent risks. The Funds operate under a fund of funds structure and are subject to the risks of the underlying investments.

The following paragraphs set forth the principal risks associated with an investment in each Fund. For a more complete discussion of the risks of each Acquired Fund and the Global Allocation Fund, please see each Funds’ prospectus and statement of additional information.

Active Management Risk. The Funds and the Underlying Funds are subject to active management risk, the risk that the investment techniques and risk analyses applied by the portfolio managers of the Funds or the Underlying Fund will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing each Fund’s portfolio. There is no guarantee that the investment objective of the Funds or the Underlying Funds will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Funds and the Underlying Funds because of brokerage charges, spreads or mark-up charges, which may lower each Fund’s and the Underlying Funds’ performance. Active trading could raise transaction costs, thereby lowering a Fund’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Adjustable Rate Mortgage Securities Risk. The Wilshire Income Opportunities Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

ADRs, EDRs and GDRs. The Wilshire International Equity Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described above under “Foreign Securities.”

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Residential Mortgage-Backed Securities. Some residential mortgage-backed securities (“RMBS”) are guaranteed or supported by U.S. government agencies or by government sponsored enterprises but there is no assurance that such guarantee or support will remain in place. Non-agency RMBS are not guaranteed or supported by these government agencies or government sponsored enterprises and, thus, are subject to heightened credit risk and liquidity and valuation risk. RMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. A rising interest rate environment can cause the prices of RMBS to be increasingly volatile, which may adversely affect the Income Fund’s holdings of RMBS.

Commercial Mortgage-Backed Securities. Commercial mortgage backed securities (“CMBS”) may not be guaranteed or supported by U.S. government agencies or by government sponsored enterprises. Investments in CMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Bank Loan Risk. To the extent the Wilshire Income Opportunities Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether a loan is secured by collateral. Bank loans also often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities law. In addition, it may take longer than seven days for bank loan transactions to settle. Please see “Liquidity and Valuation Risk” below for a discussion of the liquidity issues that may arise due to such a settlement period.

Changing Fixed Income Market Conditions. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments of the Wilshire Income Opportunities Fund, causing the market value of the Fund’s investments and the Fund’s NAV to decline. If the Fund invests in derivatives tied to fixed income markets, it may be more substantially exposed to these risks than if the Fund did not invest in such derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. See High Yield and Unrated Securities Risk.

CDO and CLO Risk. The Wilshire Income Opportunities Fund is subject to CDO and CLO Risk. CLOs bear many of the same risks as other forms of ABS, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. The Wilshire Income Opportunities Fund may invest across each tranche in a CLO including the mezzanine and equity tranches. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other ABS), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Wilshire Income Opportunities Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

CMO Risk. The Wilshire Income Opportunities Fund is subject to CMO Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions of the underlying mortgages. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the market prices of CMOs may fluctuate more than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third-party credit support or guarantees, is insufficient to make payments when due, the holder of a CMO could sustain a loss. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The trading markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Wilshire Income Opportunities Fund’s ability to dispose of its positions in such securities at prices at which they are held on the books of the Fund will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.

Counterparty Credit Risk. The Wilshire Income Opportunities Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge another position in the Fund. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. The Wilshire Income Opportunities Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction or other transaction is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its obligations.

The downgrade of the credit of a security held by the Fund may decrease the security’s market value. Securities and derivatives contracts are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

Credit-Linked Note Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Wilshire Income Opportunities Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Currency Risk. The Wilshire International Equity Fund’s and Wilshire Income Opportunities Fund’s indirect and direct exposure to foreign currencies subjects each Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund that are denominated in foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods for many reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on each Fund of fluctuations in the value of currencies may be magnified. In addition, each Fund may be exposed to losses if its other foreign currency positions (e.g., forward commitments) move against it.

Cyber Security Risks. The Adviser to the Underlying Funds and the Funds’ service providers’ use of the internet, technology and information systems may expose the Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Fund’s NAV or data; access by an unauthorized party to proprietary information or Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Wilshire Income Opportunities Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If an Underlying Fund subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Fund invests.

Dollar Roll Transaction Risk. The Wilshire Income Opportunities Fund may enter into dollar roll transactions, in which the Fund sells a MBS or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. As a result, dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Wilshire Income Opportunities Fund and Wilshire International Equity Fund invest, in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Risk. This is the risk that the prices of stocks held by an Underlying Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by Underlying Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively-managed mutual fund, actively managed ETFs are subject to Active Management Risk, the risk that the investment techniques and risk analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Extension Risk. Mortgage-related and other ABS are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Wilshire Income Opportunities Fund returns, as the market value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Foreign Custody Risk. The Wilshire International Equity Fund and Wilshire Income Opportunities Fund may each hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit each of the Wilshire International Equity Fund’s and Wilshire Income Opportunities Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Foreign Securities Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio). Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Foreign Securities Risk (Wilshire International Equity Fund and Wilshire Income Opportunities Fund). Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Wilshire Income Opportunities Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Wilshire Income Opportunities Fund or the Wilshire International Equity Fund invest in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Forward Foreign and Currency Exchange Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund, respectively. Each Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the market price of the instruments and the market price of the underlying securities. In addition, there is the risk that the Fund may not be able to close a transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Wilshire Income Opportunities Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or a subadviser, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Geographic Emphasis Risk. To the extent the Wilshire Income Opportunities Fund and the Wilshire International Equity Fund invest a significant portion of its assets in one country or geographic region, the Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.

Hedging Risk. When a derivative is used as a hedge against a position that the Wilshire Income Opportunities Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high yield debt securities are securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on a subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity or duration bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. Duration is a measure of volatility not time that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a debt security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a fall in value for every year of duration. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect the Wilshire Income Opportunities Fund’s NAV.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Wilshire Income Opportunities Fund’s investments in loans can be difficult to value accurately and may be subject to more liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Transactions in loans are subject to delayed settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to meet its redemption obligations.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk. The Wilshire Income Opportunities Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Fund’s NAV to be more volatile and the Fund’s strategy to be riskier than if it had not been leveraged.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for an Underlying Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s NAV, causing the Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Fund potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect an Underlying Fund’s NAV. Declines in the Fund’s NAV will result from decline in the market prices for specific securities held by the Fund. There is also the possibility that the price of the security held by the Fund will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single security, company, industry, sector, or the entire market.

Mezzanine Investments Risk. The Wilshire Income Opportunities Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater market price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Multi-Managed Fund Risk. The Underlying Funds are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Underlying Funds may have buy and sell transactions in the same security on the same day.

Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the entire market. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Options Risk. Options or options on futures contracts give the holder of the option the right to buy or to sell a position in a security or in a contract to the writer of the option, at a certain, predetermined price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. Because the value of an option declines as the expiration date approaches, the Wilshire Income Opportunities Fund risks losing all or part of its investment in the option. The successful use of options depends on the subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or its sub-adviser, thus limiting the ability to implement the Fund’s strategy. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Prepayment Risk. The issuers of securities held by the Wilshire Income Opportunities Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the market price of the security more sensitive to interest rate changes. Prepayment risk is a major risk of MBS and certain ABS. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Privately Issued Securities Risk. The Wilshire Income Opportunities Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes more investment risk and reliance upon a subadviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Fund may not be able to readily dispose of such investments at market prices that approximate those prices at which the securities are held to compute the Fund’s NAV. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Quantitative Risk. Some of the Underlying Funds’ subadvisers’ portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. A subadviser will generally make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the subadviser had not adjusted or deviated from the models.

Real Estate Securities Risk. The Wilshire Income Opportunities Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts, which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by an Underlying Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and MBS. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Wilshire Income Opportunities Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed or fail to be realized. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Fund’s performance to be more volatile than if it had not been leveraged.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Wilshire Income Opportunities Fund. Restricted securities may be illiquid and difficult to value. If the Fund can sell the restricted security, the Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Fund’s NAV.

Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates, Inc. (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fi de hedging purposes,” or limits its use of commodity interests not used solely for bona fi de hedging purposes to certain minimal amounts. The Adviser has fi led a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the Wilshire International Equity Fund and Wilshire Income Opportunities Fund. If either Fund no longer qualifies for the exclusion, that Fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the Fund.

Sale-Buyback Risk. The Wilshire Income Opportunities Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Sector Risk. If the Large Company Growth Portfolio focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.

Segregation Risk. Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Fund’s exposure to loss, and the Wilshire Income Opportunities Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Fund would sell the segregated assets and/or offsetting positions.

Short Sale Risk. The Wilshire Income Opportunities Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date and at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the sale date plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies. When a Portfolio takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Portfolio investment losses that would affect the value of your investment in the Portfolio.

Sovereign Debt Risk. The Wilshire Income Opportunities Fund may be subject to risks related to the debt securities issued by sovereign entities. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situations/Securities in Default Risk. The Wilshire Income Opportunities Fund may be subject to risks associated with investments in the securities and debt of distressed issuers or issuers in default. These securities involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.

Structured Finance Investments Risk. The Wilshire Income Opportunities Fund’s structured finance investments may consist of residential MBS (“RMBS”) and commercial MBS (“CMBS”) issued by governmental entities and private issuers, ABS, CLOs, structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Wilshire Income Opportunities Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and their market prices may be more volatile than the reference instrument or security underlying the note.

Style Risk. The risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Swap Agreements Risk. Swap agreements are contracts between the Wilshire Income Opportunities Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact that they could be considered illiquid and many trades trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity, segregation and leveraging risks. The use of swap agreements may require asset segregation and thus the Fund may also be subject to segregation risk. Certain standardized swaps are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Synthetic Investment Risk. The Fund may be exposed to certain additional risks if a subadviser uses derivatives transactions to synthetically implement the Wilshire Income Opportunities Fund’s investment strategies. Customized derivative instruments will likely be illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment strategy that a subadviser is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk. The Wilshire Income Opportunities Fund may enter into TBA transactions to purchase or sell MBS for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

Zero Coupon and Payment-In-Kind Securities Risk. Zero coupon and payment-in-kind securities pay no cash income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of cash.

7.	How does the performance of my Acquired Fund compare to the Global Allocation Fund?

Performance Information

The information below provides an illustration of how each Fund’s investment performance has varied over time. The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with one or more broad-based securities market indices and, for certain Funds, an additional index with characteristics relevant to the Fund. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

2015 Fund

During the periods shown in the bar chart, the highest return for a quarter was 12.34% (quarter ended 9/30/09) and the lowest return for a quarter was (11.00)% (quarter ended 12/31/08).

2025 Fund

During the periods shown in the bar chart, the highest return for a quarter was 13.11% (quarter ended 9/30/09) and the lowest return for a quarter was (13.38)% (quarter ended 12/31/08).

2035 Fund

During the periods shown in the bar chart, the highest return for a quarter was 14.72% (quarter ended 9/30/09) and the lowest return for a quarter was (16.13)% (quarter ended 12/31/08).

Global Allocation Fund

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 9/30/09) and the lowest return for a quarter was (12.16)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2017)	1 year	5 years	10 years
2015 Fund	11.52%	6.13%	4.58%
2025 Fund	14.18%	7.04%	4.40%
2035 Fund	17.00%	8.22%	4.27%
Wilshire 5000 IndexSM(1)	21.00%	15.67%	8.25%
S&P Target Date 2015 Index(1)(2)	11.40%	6.99%	4.97%
S&P Target Date 2025 Index(1)(2)	14.55%	8.76%	5.53%
S&P Target Date 2035 Index(1)(2)	17.77%	10.29%	5.90%

Global Allocation Fund	15.16%	8.02%	4.63%
MSCI ACWI Index(1)	23.97%	10.80%	4.65%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)(1)	3.04%	3.06%	4.16%
Stock/Bond Composite(1)(3)	16.25%	8.15%	4.83%

(1)	Index reflects no deduction for fees, expenses or certain taxes.
(2)	Each Acquired Fund is compared to a secondary benchmark index with characteristics relevant to that Fund.
(3)	The Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged).

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company.

E.	OTHER COMPARATIVE INFORMATION

8.	Will the investment adviser of my Acquired Fund change as a result of the merger?

Investment Adviser

No. Wilshire serves as investment adviser to the Funds. Since March 1, 1999 with respect to the Global Allocation Fund and since April 28, 2006 with respect to the Acquired Funds, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of each Fund and to continuously review, supervise and administer the Funds’ investment programs under two separate Investment Advisory Agreements dated March 1, 1999 and April 28, 2006, as amended from time to time, with regard to the Global Allocation Funds and the Acquired Funds, respectively. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of December 31, 2017, total assets under advisement were approximately $1.22 trillion. Wilshire also provides investment technology products and investment consulting and provides equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. As of the date of this Prospectus/Proxy Statement, the investment committee is comprised of Josh Emanuel, Nathan Palmer, Erin Simpson, Anthony Wicklund, Gary Tom, Ramon Gonzalez, Robert Noe, Chad Wubbena, Leah Emkin, William Beck, Andrew Angelico and Suehyun Kim. Josh Emanuel is chairman of the investment committee.

Wilshire’s duties under the Investment Advisory Agreement include either determining the underlying portfolios to be purchased, retained, or sold by each Fund or providing a continuous investment program for each Fund by recommending to the Board one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets. Wilshire currently invests each Fund’s assets in the Wilshire Underlying Funds and unaffiliated mutual funds and ETFs, as applicable. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.

If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance. Pursuant to an exemptive order from the SEC, Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Trust’s funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

Portfolio Managers

Nathan R. Palmer, CFA, Anthony Wicklund, CFA, CAIA, and Josh Emanuel, CFA, are jointly responsible for the day to day management of the Funds.

Mr. Palmer is Managing Director, Head of Portfolio Management, and Portfolio Manager of Wilshire and serves as Vice President to the Funds. Prior to joining Wilshire in 2011, Mr. Palmer was a Senior Investment Management Associate at Convergent Wealth Advisors (2009 to 2010), Director of Public Markets at California Institute of Technology (2008 to 2009) and Treasury Manager, Retirement Investments at Intel Corporation (2004 to 2008). He holds an MBA from New York University – Leonard N. Stern School of Business and a BA in Business Administration from the University of Washington and is a Chartered Financial Analyst.

Mr. Wicklund is Managing Director and Portfolio Manager of Wilshire. Prior to joining Wilshire in 2013, Mr. Wicklund was a Director of Risk Management with Convergent Wealth Advisors (2005 to 2013). Mr. Wicklund earned his BS in business administration, with a concentration in finance from the University of Oregon. He also holds an MBA from the Marshall School of Business, University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.

Mr. Emanuel is Managing Director and Chief Investment Officer for Wilshire Funds Management. Prior to joining Wilshire in 2015, Mr. Emanuel served as chief investment officer of The Elements Financial Group, LLC (2010 to 2015). Mr. Emanuel has a BA in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst designation.

Each Funds’ prospectus and statement of additional information provides additional information about the adviser and portfolio managers.

9.	What are the federal income tax consequences of the proposed mergers?

Shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies and because these Contracts qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the mergers will not create any federal income tax liability for Contract Owners.

10.	Will my dividends and/or distributions be affected by the mergers?

The mergers will not result in a change in dividend policy. All Funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually.

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under current law, owners of Contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the Contracts. Tax consequences to Contract Owners are described in your Contract prospectus issued by the applicable insurance company separate account.

11.	Do the procedures for purchasing and redeeming shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of the Funds are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received. No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined Funds. Please see the Funds’ prospectus for additional information.

12.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement [reflecting their new account number] and the number of shares of the corresponding Global Allocation Fund they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. The results of proposed mergers will be noted in the next shareholder report of the Global Allocation Fund.

13.	Will the value of my investment change?

Although the number of shares owned by each Participating Insurance Company will most likely change, the total value of your investment in the Global Allocation Fund will equal the total value of your investment in your Acquired Fund as of the Valuation Time. Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

*****

Distribution and Shareholder Services Plan. The Acquired Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to Ultimus Fund Distributors, LLC (the “Distributor”) to reimburse the Distributor for distribution and other services provided to shareholders. The Global Allocation Fund has adopted a separate Rule 12b-1 plan that provides for a fee to the Distributor of 0.25% of the Fund’s average net assets.

Because 12b-1 fees for distribution and shareholder services are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Charter Documents. Each Fund is a series of the Trust, a Delaware statutory trust. The Funds are governed by the Declaration of Trust. Additional information about the Declaration of Trust is provided below.

Shares. On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series. All shares of all series of the Trust are voted together in the election of Board members. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Shareholder Meetings. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Board members, changing fundamental policies or approving an investment advisory contract. If requested to do so by the shareholders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting on the removal of a Board member and the Trust will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.

Shareholder meetings may be called at any time by a majority of the Board and will be called by any Board member upon written request of shareholders holding, in the aggregate, not less than 10% of the Trust’s outstanding shares. Shareholder meetings will be held on any day, time and place as designated by the Board. Shareholders of one-third of the interests in the Trust, present in person or by proxy, will constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law or the Declaration of Trust or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the Trust require a greater number of affirmative votes.

The affirmative vote by the shareholders present, in person or by proxy, holding less than 50% of the interests of the shareholders present, in person or by proxy, at a meeting will be sufficient for adjournments. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting will be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Shareholder Liability. The Trust indemnifies and holds each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and reimburses such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder is entitled to indemnification unless such shareholder is a shareholder of interests of such series.

Voting Powers. The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to certain amendments to the Declaration of Trust as described therein, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

The foregoing is a general summary of certain provisions of the Declaration of Trust governing the Trust. It is qualified in its entirety by reference to the Declaration of Trust.

Service Providers

Administrator. Ultimus Fund Solutions, LLC, and Ohio limited liability company, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s administrator pursuant to a Master Services Agreement.

Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.

Custodian. Northern Trust Company, located at 50 LaSalle Street, Chicago, Illinois 90401-1085, serves as custodian of the assets of the Funds. Under the Custody Agreement, Northern Trust maintains the Funds securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent. DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm. For the most recent fiscal year ended December 31, 2017, Cohen & Company Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, served as the Trust’s Independent Registered Public Accounting Firm. Cohen & Company Ltd. performed the annual audit of the financial statements of each Fund and provided services related to SEC filings throughout the year.

Legal Counsel. Vedder Price P.C., located at 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

F.	INFORMATION ABOUT THE PROPOSED MERGERS

General. The shareholders of each Acquired Fund are being asked to approve a merger between their Acquired Fund and the Global Allocation Fund pursuant to the Agreement, which is attached to this Prospectus/Proxy Statement as Appendix A.

Each merger is structured as a transfer of all of the assets of an Acquired Fund to the Global Allocation Fund in exchange for the assumption by the Global Allocation Fund of all of the liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Acquiring Fund Shares (as defined in the Agreement) equal in aggregate value to the net value of the assets transferred to the Global Allocation Fund.

After receipt of the Acquiring Fund Shares, the applicable Acquired Fund will distribute the Acquiring Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Fund, and the legal existence of such Fund as a series of the Trust will be terminated. Each shareholder of such Acquired Fund will receive a number of full and fractional Acquiring Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Acquired Fund shares. Such shares will be held in an account with the corresponding Global Allocation Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund. Each Participating Insurance Company will then allocate its Acquiring Fund Shares on a pro-rata basis among the Contract Owners in the applicable Acquired Fund separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to the Global Allocation Fund.

Prior to the date of the mergers, each Acquired Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the Global Allocation Fund, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in an Acquired Fund through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under section 72 of the Code and Treasury Regulations thereunder.

The Board of the Trust has voted to approve the Agreement and the proposed mergers and to recommend that shareholders also approve the Agreement with respect to their Acquired Fund’s applicable merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by an Acquired Fund’s shareholders as indicated under “Information About Voting and the Special Meeting” below.

Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Global Allocation Fund. The merger of one Acquired Fund into the Global Allocation Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.

In the event that a merger does not receive the required shareholder approval, each applicable Acquired Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board of the Trust may consider such action, if any, as may be in the best interests of such Fund.

Background and Board’s Considerations Relating to the Proposed Mergers.

On August 27, 2018, the Board of the Trust (referred to hereafter as the “Board” and its members, “Trustees”) met to consider the proposed mergers of each Acquired Fund into the Global Allocation Fund. The Board, including the Trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) approved the terms of each merger. The Board also determined to recommend that shareholders of each Acquired Fund approve the Agreement providing for each merger.

In determining to recommend that the shareholders of each Acquired Fund approve the Agreement, the Board considered the factors described below:

•	In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Global Allocation Fund. At the current and expected asset levels, none of the Acquired Funds has critical mass, and the larger combined Global Allocation Fund may be better positioned in the market to further increase asset size and achieve economies of scale;

•	Although each Acquired Fund has a different investment than the Global Allocation Fund, on August 27 and 28, 2018, the Acquired Funds and the Global Allocation Fund are funds-of-funds that pursue their investment objectives by investing in generally the same underlying funds albeit in different weightings. Despite the difference in investment objectives and asset allocation, Wilshire believes the Global Allocation Fund should provide shareholders of each Acquired Fund with comparable asset allocation and comparable portfolio diversity.

•	Wilshire believes this proposal should provide several advantages, including:

▪	the Global Allocation Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;
▪	following the mergers, the Global Allocation Fund will offer Fund shareholders a lower expense ratio; and
▪	the mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

In addition, the Board considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve the Agreement providing for the mergers:

•	The Board noted that Wilshire would bear all expenses associated with each merger.

•	The Board noted that the estimated total annual operating expense ratio of the Global Allocation Fund (post-mergers) is expected to be lower than each Acquired Fund.

•	The Board noted that the Adviser’s profitability with respect to the Funds may decrease as a result of the mergers.

•	The Board concluded that no merger would result in dilution of shareholder interests.

•	The Board noted that the services available to shareholders of the Global Allocation Fund were identical to those available to shareholders of the Acquired Funds.

•	The Board considered that each merger is expected not to result in individual contract owners recognizing any gain or loss for federal income tax purposes.

•	The Board also considered the alternatives to the mergers.

Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in the proposed mergers would be in the best interest of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders. The Board unanimously recommends that shareholders of each Acquired Fund approve the Agreement providing for the merger of their respective Fund.

Agreement and Plan of Reorganization. Each proposed merger will be governed by the Agreement, which is attached as Appendix A. The Agreement provides that each Acquired Fund will transfer all of its assets to the Global Allocation Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities. The Acquiring Fund Shares will be issued on December 7, 2018 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to the Global Allocation Fund, and in exchange, the Global Allocation Fund will assume all liabilities of the corresponding Acquired Fund and deliver to such Acquired Fund a number of full and fractional Acquiring Fund Shares having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Global Allocation Fund. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all of the Acquiring Fund Shares received by such Acquired Fund. This distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Global Allocation Fund to open accounts on the share records of the Global Allocation Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Acquiring Fund Shares equal in value as of the Valuation Time (as defined in the Agreement) to the value of the Acquired Fund shares surrendered by such shareholder.

The Board of the Trust has determined that each proposed merger is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. With respect to each merger, the Agreement may be terminated by mutual agreement of the Global Allocation Fund and the corresponding Acquired Fund. The Agreement may be terminated with respect to one or all of the mergers. In addition, either an Acquired Fund or the Global Allocation Fund may at its option terminate the Agreement with respect to its merger at or before the Closing Date due to (i) a breach by any other party to such merger of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a merger is not in the best interests of a Fund.

 Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Global Allocation Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Global Allocation Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Global Allocation Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Global Allocation Fund, will dispose of securities on the Global Allocation Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Global Allocation Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Global Allocation Fund with respect to such investments, the Acquired Fund, if requested by the Global Allocation Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

All expenses incurred in connection with the mergers, including, expenses associated with the preparation and filing of the registration statement and other proxy materials, postage, printing, accounting fees, legal fees incurred by each Fund, solicitation costs of the transactions and other related administrative or operational costs, as set forth in the Agreement, will be borne by Wilshire. The costs associated with the mergers are estimated to be $88,480.

Description of the Acquiring Fund Shares. Acquiring Fund Shares will be issued to each Acquired Fund’s shareholders in accordance with the Agreement as described above. The Acquiring Fund Shares have the same characteristics as shares of each Acquired Fund. For more information on the characteristics of the Acquiring Fund Shares, please see the Global Allocation Fund’s prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies and because these Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, the mergers will not create any federal income tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to income taxes and a 10% federal tax penalty.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of each merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the applicable Acquired Fund’s shareholders, such Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Valuation Time (as defined in the Agreement). Additional distributions may be made if necessary. All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of the Global Allocation Fund unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

Capitalization. The following table shows the capitalization of each Fund as of December 31, 2017 and of the Global Allocation Fund on a pro forma unaudited combined basis, assuming consummation of the mergers of all Acquired Funds into the Global Allocation Fund.

	2015 Fund	2025 Fund	2035 Fund	Global Allocation Fund	Pro forma Adj(1)	Global Allocation Fund Pro forma Combined(1)
Net Assets
Total Net Assets (in 000’s)	$22,694	$58,676	$78,995	$391,058		$551,423
Shares Outstanding	2,072,963	4,999,142	6,653,284	19,092,420	(5,895,939)	26,921,870
Net Asset Value Per Share	$10.95	$11.74	$11.87	$20.48		$20.48

(1)	Pro forma assumes the consummation of mergers of all Acquired Funds. Pro forma adjustments are due to the different net asset values of the Funds.

G.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation is expected to be $88,480 and will be paid by Wilshire.

In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by other means.

As of October 29, 2018 (the “Record Date”), each Fund had the following shares outstanding:

Fund	Total Number of Shares Outstanding
2015 Fund
2025 Fund
2035 Fund

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote on each matter applicable to the Fund submitted to a vote of the shareholders at the Special Meeting, with fractional shares voting proportionally.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings. The Trust will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting and Quorum

Each valid voting instruction/proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Special Meeting. In the absence of specification, the shares will be voted FOR the proposal. Interests of Contract Owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received. Proxies may be revoked at any time before they are voted either: (i) by a written revocation received by the Secretary of the Trust at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401; (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting; or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Special Meeting. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of the proposals included herein.

Approval of the proposal by an Acquired Fund requires the affirmative vote of the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Special Meeting if more than 50% of the outstanding shares of the Acquired Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Acquired Fund.

The Declaration of Trust provides that the presence at the Special Meeting, in person or by proxy, of the holders of one-third of the interests of an Acquired Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The affirmative vote of the holders of an Acquired Fund present holding less than 50% of the interests of the holders of such Acquired Fund present, in person or by proxy, will be sufficient for such adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of an Acquired Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions will have the effect of being counted as votes against the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Shares Owned by Trustees and Officers

As of the date of this Prospectus/Proxy Statement, none of the Trustees and officers of the Trust beneficially owned shares in any of the Funds.

Control Persons and Principal Holders of Fund Shares [to be updated by amendment]

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of a Fund’s outstanding voting securities and, for the Acquired Funds only, the estimated pro forma percentages of ownership of the Global Allocation Fund after the mergers. Since a Participating Insurance Company’s separate accounts’ voting rights are passed through to Contract Owners, a Participating Insurance Company itself does not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares Owned	Estimated Pro forma % of Shares Owned After the Mergers
Global Allocation Fund:
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0001	Beneficial & Record	[ ]%	100%
Wilshire 2015 Fund:
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0001	Beneficial & Record	[ ]%	0%
Wilshire 2025 Fund:
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0001	Beneficial & Record	[ ]%	0%

	Type of Ownership	% of Shares Owned	Estimated Pro forma % of Shares Owned After the Mergers
Wilshire 2035 Fund:
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0001	Beneficial & Record	[ ]%	0%

[This page intentionally left blank.]

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 18th day of September, 2018 by Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), on behalf of the Wilshire Global Allocation Fund (the “Acquiring Fund”); and each of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each a “Selling Fund” and collectively, the “Selling Funds”) (the Acquiring Fund and each Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and Wilshire Associates Incorporated (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only). The principal place of business of the Trust and the Adviser is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Each Reorganization (as defined below) will consist of: (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that each Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of such Reorganization; and

WHEREAS, the Board has determined that each Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of each Selling Fund will not be diluted as a result of such Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to each Selling Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of each Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 Assets to Be Transferred. Each Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund as of the Closing.

Each Selling Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3 Liabilities to Be Assumed. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4 Liquidation and Distribution. On or as soon after its Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by such Selling Fund pursuant to Section 1.1; and (b) such Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to each Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of such Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Termination. Each Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8 Relationship of Transactions. Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganizations with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the term “Selling Fund” as meaning only those series of the Trust which are involved in the Reorganization(s) as of the Closing Date.

Article II

VALUATION

2.1 Valuation of Assets. The value of a Selling Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Trust adopted by the Board of Trustees and the Funds’ current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 Valuation of Shares. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3 Shares to Be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for a Selling Fund’s net assets as described in Article I shall be determined with respect to each class by dividing the value of the assets (net of liabilities), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2.

2.4 Effect of Suspension in Trading. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or a Selling Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

Article III

CLOSINGS AND CLOSING DATE

3.1 Closing Date. Each Closing shall occur on December 7, 2018 or such other date(s) as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 Custodian’s Certificate. Each Selling Fund shall cause The Northern Trust Company, as custodian for each Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3 Transfer Agent’s Certificate. Each Selling Fund shall cause DST Systems, Inc., as transfer agent for such Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver to each Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 Delivery of Additional Items. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations of the Selling Funds. The Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (the “Declaration of Trust”).

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or Amended and Restated By-Laws (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of December 31, 2017, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2017, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Selling Fund as of June 30, 2018, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of June 30, 2018, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, including the short taxable year ending on the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified or will qualify in the case of the short taxable year ending with the Selling Fund’s liquidation, as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2 Representations of the Acquiring Fund. The Trust, on behalf of the Acquiring Fund, represents and warrants to each Selling Fund as follows:

(a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of, the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form a basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2017, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2017, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund as of June 30, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.

(g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Article V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 Operation in Ordinary Course. Subject to Sections 1.2 and 8.5, the Acquiring Fund and each Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 Approval of Shareholders. The Trust will call a special meeting of shareholders of the Selling Funds to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 Investment Representation. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 Additional Information. Each Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5 Further Action. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Closing Date, each Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 Preparation of Registration Statement and Proxy Materials. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

Article VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Reorganization shall be subject to the following conditions:

7.1 All representations, covenants and warranties of each Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 Each Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

7.3 Each Selling Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Selling Fund paid tax under Section 852(b)(3)(A) of the Code).

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Selling Fund and the Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Selling Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a) The Trust is a validly existing statutory trust and in good standing under the laws of the State of Delaware.

(b) The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the consummation of the transactions contemplated herein, will not, result in a violation of the Trust’s Declaration of Trust or By-Laws.

(c) To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made under the federal laws of the United States of America or the laws of the State of Delaware required for consummation by the Funds of the transactions contemplated herein have been obtained or made.

Article IX

EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1 With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization and such termination may be effected by the Trust’s President without further action by the Board. This Agreement may be terminated with respect to one or all of the Reorganizations. In addition, either the Acquiring Fund or a Selling Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a) a breach by any other party to such Reorganization of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of the Acquiring Fund or a Selling Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Fund, the Selling Funds, or the Trust’s officers.

Article XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by each Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Wilshire Global Allocation Fund

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Wilshire 2015 Fund

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Wilshire 2025 Fund

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Wilshire 2035 Fund

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

WILSHIRE ASSOCIATES INCORPORATED

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President, Wilshire Funds Management

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE FUNDS

2015 Fund
For a Fund Share Outstanding Throughout Each Year.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$10.95		$11.19	$10.98	$12.28	$12.24		$11.39

Income (loss) from investment operations:
Net investment income(a)	(0.00	)(b)	0.24	0.29	0.23	0.24		0.22
Net realized and unrealized gains (losses) on investments	0.00	(b)	1.05	0.43	(0.48)	0.35		0.96

Total from investment operations	(0.00	)(b)	1.29	0.72	(0.25)	0.59		1.18

Less distributions:
From net investment income	—		(0.33)	(0.26)	(0.25)	(0.21)		(0.22)
From realized capital gains	—		(1.20)	(0.25)	(0.80)	(0.34)		(0.11)
Total distributions	—		(1.53)	(0.51)	(1.05)	(0.55)		(0.33)

Net asset value, end of year	$10.95		$10.95	$11.19	$10.98	$12.28		$12.24

Total return(b)	0.00%		11.52%	6.52%	(1.98%)	4.78%		10.38%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$22,694		$25,161	$28,182	$30,089	$34,197		$33,447
Operating expenses after fee reductions and expense reimbursements†	0.60	%(e)	0.60%	0.60%	0.60%	0.62	%(c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.55	%(e)	0.53%	0.65%	0.75%	0.75%		0.74%
Net investment income(a)	(0.06	%)(e)	2.15%	2.51%	1.85%	1.93%		1.82%
Portfolio turnover rate	4	%(d)	31%	108%	21%	38%		23%

(a)	The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

(d)	Not annualized.
(e)	Annualized.

†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

2025 Fund
For a Fund Share Outstanding Throughout Each Year.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$11.72		$11.66	$11.19	$12.13	$11.78		$10.68

Income (loss) from investment operations:
Net investment income(a)	(0.01)		0.23	0.31	0.22	0.24		0.21
Net realized and unrealized gains (losses) on investments	0.03		1.41	0.45	(0.50)	0.36		1.09

Total from investment operations	0.02		1.64	0.76	(0.28)	0.60		1.30

Less distributions:
From net investment income	—		(0.33)	(0.21)	(0.20)	(0.15)		(0.20)
From realized capital gains	—		(1.25)	(0.08)	(0.46)	(0.10)		—
Total distributions	—		(1.58)	(0.29)	(0.66)	(0.25)		(0.20)

Net asset value, end of year	$11.74		$11.72	$11.66	$11.19	$12.13		$11.78

Total return(b)	0.17	%(d)	14.18%	6.75%	(2.27%)	5.12%		12.22%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,677		$60,123	$63,570	$58,971	$56,782		$48,826
Operating expenses after fee reductions and expense reimbursements†	0.60	%(e)	0.60%	0.60%	0.60%	0.62	%(c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.45	%(e)	0.45%	0.62%	0.71%	0.74%		0.71%
Net investment income(a)	(0.20	%)(e)	1.99%	2.72%	1.83%	1.98%		1.85%
Portfolio turnover rate	9	%(d)	27%	108%	23%	23%		12%

(a)	The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

(d)	Not annualized.
(e)	Annualized.

†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

2035 Fund
For a Fund Share Outstanding Throughout Each Year.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$11.81		$11.60	$11.08	$11.88	$11.45		$10.15

Income (loss) from investment operations:
Net investment income(a)	(0.01)		0.21	0.31	0.21	0.23		0.21
Net realized and unrealized gains (losses) on investments	0.07		1.76	0.47	(0.48)	0.39		1.31

Total from investment operations	0.06		1.97	0.78	(0.27)	0.62		1.52

Less distributions:
From net investment income	—		(0.34)	(0.18)	(0.19)	(0.14)		(0.20)
From realized capital gains	—		(1.42)	(0.08)	(0.34)	(0.05)		(0.02)
Total distributions	—		(1.76)	(0.26)	(0.53)	(0.19)		(0.22)

Net asset value, end of year	$11.87		$11.81	$11.60	$11.08	$11.88		$11.45

Total return(b)	0.51	%(d)	17.00%	7.08%	(2.21%)	5.39%		14.97%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$78,995		$79,238	$82,975	$73,094	$67,969		$58,033
Operating expenses after fee reductions and expense reimbursements†	0.43	%(e)	0.60%	0.60%	0.60%	0.62	%(c)	0.60%
Operating expenses before fee reductions, recoupment of previously waived fees and expense reimbursements†	0.42	%(e)	0.42%	0.61%	0.71%	0.75%		0.71%
Net investment income(a)	(0.23	%)(e)	1.78%	2.87%	1.73%	1.96%		1.93%
Portfolio turnover rate	9	%(d)	29%	112%	20%	22%		7%

(a)	The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
(c)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

(d)	Not annualized.
(e)	Annualized.

†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

Global Allocation Fund
For a Fund Share Outstanding Throughout Each Year.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of year	$20.54		$18.49	$18.38		$19.75		$19.42		$16.68

Income (loss) from investment operations:
Net investment income(a)	(0.03)		0.37	0.46		0.30		0.23		0.15
Net realized and unrealized gains (losses) on investments	(0.03)		2.43	0.57		(0.30)		0.19		2.90

Total from investment operations	(0.06)		2.80	1.03		0.00		0.42		3.05

Less distributions:
From net investment income	—		(0.50)	(0.31)		(0.37)		(0.09)		(0.31)
From realized capital gains	—		(0.25)	(0.61)		(1.00)		—		—
Total distributions	—		(0.75)	(0.92)		(1.37)		(0.09)		(0.31)

Net asset value, end of year	$20.48		$20.54	$18.49		$18.38		$19.75		$19.42

Total return(b)	(0.29	%)(f)	15.16%	5.62%		0.04%		2.17%		18.31%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$391,058		$411,016	$409,182		$432,239		$478,350		$157,820
Operating expenses after fee reductions and expense reimbursements and including fees paid indirectly†	0.50	%(g)	0.50%	0.51	%(c)	0.53	%(c)	0.52	%(c)	0.29%
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.44	%(g)	0.41%	0.53%		0.63%		0.57	%(d)	0.29%
Net investment income(a)	(0.33	%)(g)	1.80%	2.44%		1.48%		1.17%		0.85%
Portfolio turnover rate	7	%(f)	15%	65	%(e)	29%		83	%(e)	151%

(a)	The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
(c)	The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.
(d)	Had the ratio of operating expenses excluding fee reductions/expense reimbursements and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
(e)	Includes the effect of in-kind transactions.
(f)	Not annualized.
(g)	Annualized.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

PROXY PROXY

SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 29, 2018
TO BE HELD AT THE OFFICES OF WILSHIRE ASSOCIATES INCORPORATED
1299 OCEAN AVENUE, SUITE 700, SANTA MONICA, CA 90401

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Wilshire Variable Insurance Trust (the "Trust") hereby appoints Jason Schwartz and Michael Wauters, each of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 29th, 2018 at 9:00 a.m., Pacific Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **877-279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: www.okapivote.com/WILSHIREVIT2018 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on November 29, 2018

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization Providing for the Merger of Each of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each and "Acquired Fund" and together the "Acquired Funds") into the Wilshire Global Allocation Fund	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WILSHIRE VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 29, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: www.okapivote.com/WILSHIREVIT

VOTING INSTRUCTIONS VOTING INSTRUCTIONS

VOTING INSTRUCTIONS FOR
SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 29, 2018
TO BE HELD AT THE OFFICES OF WILSHIRE ASSOCIATES INCORPORATED
1299 OCEAN AVENUE, SUITE 700, SANTA MONICA, CA 90401

THESE VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE BOARD OF TRUSTEES ON BEHLAF OF [PARTICIPATING INSURANCE COMPANY]. The undersigned hereby instructs [Participating Insurance Company] to represent and vote the number of shares of each above-referenced Fund of the Wilshire Variable Insurance Trust (the "Trust") represented by the number of votes attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on November 29th, 2018, at 9:00 a.m. Pacific Time, and any adjournments or postponements thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. [Participating Insurance Company] is directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS VOTING INSTRUCTION CARD WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE AND THE VOTING INSTRUCTION CARD IS EXECUTED, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this voting instruction card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY VOTE IS IMPORTANT!
SUBMIT YOUR VOTING INSTRUCTIONS CARD TODAY!

<u>THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:</u>

1. **<u>By Phone:</u>** Call Okapi Partners toll-free at: **877-279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

<u>OR</u>

2. **<u>By Internet:</u>** Refer to your proxy card for the control number and go to: www.okapivote.com/WILSHIREVIT2018 and follow the simple on-screen instructions.

<u>OR</u>

3. **<u>By Mail:</u>** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on <u>November 29, 2018</u>

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization Providing for the Merger of Each of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each and "Acquired Fund" and together the "Acquired Funds") into the Wilshire Global Allocation Fund	☐	☐	☐

You may have received more than one voting instruction card due to multiple investments in the Trust.

PLEASE REMEMBER TO SUBMIT ALL OF YOUR VOTING INSTRUCTION CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WILSHIRE VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 29, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: www.okapivote.com/WILSHIREVIT

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire Global Allocation Fund

Relating to the Acquisition of the Assets and Liabilities of the

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

This statement of additional information (“SAI”) provides information for the following series of portfolios of Wilshire Variable Insurance Trust (the “Trust”): the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the Wilshire Global Allocation Fund (the “Global Allocation Fund”). The Global Allocation Fund and Acquired Funds are referred to herein each as a “Fund” and collectively as the “Funds.” Wilshire serves as the investment adviser to each of the Funds.

This SAI is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated [], 2018, for the Special Meeting of Shareholders of each Acquired Fund to be held on November 29, 2018. This SAI is incorporated by reference in its entirety into the Prospectus/Proxy Statement. At the Special Meeting, shareholders of each Acquired Fund will be asked to approve the merger of their Acquired Fund into the Global Allocation Fund, a series of the Trust, as described in the Prospectus/Proxy Statement.

The audited financial statements for each Acquired Fund and the Global Allocation Fund for the year ended December 31, 2017, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2017 (File No. 811-07917). The unaudited financial statements of the Acquired Funds and Global Allocation Fund included in the Acquired Funds’ and Global Allocation Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2018 are incorporated by reference (File No. 811-07917). Copies of the Prospectus/Proxy Statement may be obtained without charge by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or by telephoning (866) 591-1568 or from the insurance company from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Funds is contained in the Funds’ SAI dated May 1, 2018, as supplemented from time to time.

The unaudited pro forma financial statements for the merger of each Acquired Fund into the Global Allocation Fund, which are attached hereto, are intended to present the financial condition and related results of operations of the Global Allocation Fund, as if such mergers had been consummated at the beginning of the period ended June 30, 2018.

The date of this SAI is [  ], 2018.

Wilshire Variable Insurance Trust

Pro Forma Combined Schedule of Investments

June 30, 2018 (Unaudited)

Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund	Pro Forma Combined: Wilshire Global Allocation Fund		Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund	Pro Forma Combined: Wilshire Global Allocation Fund

Shares	Shares	Shares	Shares	Shares		Value	Value	Value	Value	Value
					AFFILIATED REGISTERED INVESTMENT COMPANIES - 86.9%
9,625,056	741,925	1,408,714	970,513	12,746,208	Wilshire Income Opportunities Fund - Institutional Class	$98,368,071	$7,582,477	$14,397,063	$9,918,639	$130,266,250
11,428,220	354,687	1,259,641	2,193,224	15,235,772	Wilshire International Equity Fund - Institutional Class	123,424,772	3,830,455	13,601,160	23,684,419	164,540,806
943,486	59,338	193,751	350,859	1,547,434	Wilshire Large Company Growth Portfolio - Institutional Class	43,268,285	2,721,245	8,885,417	16,090,393	70,965,340
2,552,968	146,924	492,691	893,717	4,086,300	Wilshire Large Company Value Portfolio - Institutional Class	52,463,484	3,019,287	10,124,796	18,365,877	83,973,444
280,069	12,209	42,004	69,568	403,850	Wilshire Small Company Growth Portfolio - Institutional Class	8,276,036	360,767	1,241,227	2,055,732	11,933,762
499,373	23,902	74,513	119,128	716,916	Wilshire Small Company Value Portfolio - Institutional Class	12,319,527	589,663	1,838,239	2,938,880	17,686,309
					Total Affiliated Registered Investment Companies (Cost $447,582,487)	$338,120,175	$18,103,894	$50,087,902	$73,053,940	$479,365,911

					OTHER OPEN-END FUNDS - 13.2%
602,598	-	-	-	602,598	DFA Emerging Markets Core Equity Portfolio - Institutional Class	$12,756,989	$-	$-	$-	$12,756,989
-	443,873	-	-	443,873	Vanguard Total Bond Market Index Fund - Admiral Shares	-	4,629,599	-	-	4,629,599
1,161,202	-	830,545	576,419	2,568,166	Vanguard Total Bond Market Index Fund - Institutional Shares	12,111,333	-	8,662,589	6,012,046	26,785,968
864,116	-	-	-	864,116	Vanguard Total International Bond Index Fund - Institutional Shares	28,351,634	-	-	-	28,351,634
					Total Other Open-End Fund (Cost $74,292,542)	$53,219,956	$4,629,599	$8,662,589	$6,012,046	$72,524,190

					MONEY MARKET FUNDS - 0.1%
436,633	11,461	25,003	34,789	507,886	Northern Trust Institutional Government Select Portfolio -
					Institutional Class, 1.73% (a) (Cost $507,886)	$436,633	$11,461	$25,003	$34,789	$507,886

					Total Investments at Value - 100.2%	$391,776,764	$22,744,954	$58,775,494	$79,100,775	$552,397,987

					Liabilities in Excess of Other Assets - (0.2%)	(719,114)	(50,763)	(98,854)	(106,068)	(974,799)

					Net Assets - 100.0%	$391,057,650	$22,694,191	$58,676,640	$78,994,707	$551,423,188

(a)	The rate shown is the 7-day effective yield as of June 30, 2018.

See accompanying notes to financial statements.

Wilshire Variable Insurance Trust

Pro Forma Combined Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

	Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund	Adjustments		Pro Forma Combined: Wilshire Global Allocation Fund
ASSETS:
Investments in unaffiliated funds, at value (Note 3)	$53,656,589	$4,641,060	$8,687,592	$6,046,835	$-		$73,032,076
Investments in affiliated funds, at value (Note 3)	338,120,175	18,103,894	50,087,902	73,053,940	-		479,365,911
Receivable for Fund shares sold	596	550	10,135	4,217	-		15,498
Receivable for investment securities sold	50,677	-	-	-	-		50,677
Dividends receivable	54,317	10,803	20,288	14,136	-		99,544
Reclaims receivable	1,898	-	-	-	-		1,898
Other assets	12,135	889	1,900	2,444	-		17,368
TOTAL ASSETS	391,896,387	22,757,196	58,807,817	79,121,572	-		552,582,972

LIABILITIES:
Payable for Fund shares redeeemed	616,371	37,248	68,853	94,359	-		816,831
Payable for investment securities purchased	53,031	11,363	31,937	7,756	-		104,087
Investment advisory fees payable	51,085	205	12,223	1,234	-		64,747
Distribution fees payable	71,026	6	1,379	5,486	-		77,897
Adminstration fees payable	18,800	1,100	2,800	3,800	-		26,500
Accrued expenses and other payables	28,424	13,083	13,985	14,230	-		69,722
TOTAL LIABILITIES	838,737	63,005	131,177	126,865	-		1,159,784

NET ASSETS	$391,057,650	$22,694,191	$58,676,640	$78,994,707	$-		$551,423,188

NET ASSETS consist of:
Paid-in capital	$357,492,713	$19,967,061	$50,878,146	$66,456,108	$-		$494,794,028
Accumulated net investment income	6,665,892	556,452	1,146,516	1,323,698	-		9,692,558
Accumulated net realized gains on investments	7,860,999	1,217,748	3,058,387	4,784,546	-		16,921,680
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated funds	(1,148,163)	(163,731)	(280,617)	(175,841)	-		(1,768,352)
Investments in affiliated funds	20,186,359	1,116,661	3,874,208	6,606,196	-		31,783,424
Net unrealized depreciation on foreign currency translation	(150)	-	-	-	-		(150)
NET ASSETS	$391,057,650	$22,694,191	$58,676,640	$78,994,707	$-		$551,423,188

SHARES OUTSTANDING: (Unlimited shares authorized)	19,092,420	2,072,963	4,999,142	6,653,284	(5,895,939	)(a)	26,921,870

NET ASSET VALUE: (Offering and redemption price per share)	$20.48	$10.95	$11.74	$11.87			$20.48

Investments in unaffiliated funds, at cost	$54,804,752	$4,804,791	$8,968,209	$6,222,676			$74,800,428
Investments in affiliated funds, at cost	317,933,816	16,987,233	46,213,694	66,447,744			447,582,487

(a)	Shares of beneficial interest have been adjusted due to the merging of the funds.

See accompanying notes to financial statements.

Wilshire Variable Insurance Trust

Pro Forma Combined Statement of Operations

Twelve Months Ended June 30, 2018 (Unaudited)

	Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund	Adjustments		Pro Forma Combined: Wilshire Global Allocation Fund
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$1,229,914	$121,612	$212,370	$146,547	$-		$1,710,443
Income distributions from affiliated funds	8,399,558	613,839	1,393,996	1,768,475	-		12,175,868
Foreign taxes withheld	(41,154)	-	-	-	-		(41,154)
TOTAL INCOME	9,588,318	735,451	1,606,366	1,915,022	-		13,845,157

EXPENSES:
Distribution fees	1,016,660	61,333	148,390	195,542	-		1,421,925
Investment advisory fees (a)	560,804	27,482	114,253	94,085	57,235	(b)	853,859
Administration	232,129	13,959	33,838	44,665	-		324,591
Professional fees	70,269	17,232	21,161	23,634	(42,000	)(c)	90,296
Trustees' fees and expenses	67,646	4,097	9,856	12,963	-		94,562
Transfer agent fees	9,016	9,039	8,976	8,981	(26,996	)(c)	9,016
Insurance expense	25,474	2,439	5,593	7,298	-		40,804
Printing expenses	19,020	2,992	4,532	6,212	-		32,756
Custodian fees	11,715	1,136	1,872	1,405	-		16,128
Registration and filing fees	4,488	1,919	1,919	1,919	-		10,245
Chief Compliance Officer expenses	3,658	216	541	726	-		5,141
Other	13,080	5,404	5,244	5,185	(12,000	)(c)	16,913
TOTAL EXPENSES	2,033,959	147,248	356,175	402,615	(23,761)		2,916,236

NET INVESTMENT INCOME	7,554,359	588,203	1,250,191	1,512,407	23,761		10,928,921

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized gains (losses) from:
Unaffiliated investments	92,277	1,099	2,334	(6,410)	-		89,300
Sale of affiliated investment company shares	3,830,286	527,168	1,239,198	1,552,562	-		7,149,214
Capital gain distributions from unaffiliated investment companies	5,552	2,127	3,497	2,381	-		13,557
Capital gain distributions from affiliated investment companies	6,571,151	446,762	1,257,738	2,090,642	-		10,366,293
Foreign currency transactions	272	-	-	-	-		272
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	(394,944)	(149,710)	(216,063)	(160,436)	-		(921,153)
Investments in affiliated funds	8,889,945	(139,188)	259,286	1,320,176	-		10,330,219
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	1,354	-	-	-	-		1,354

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS	18,995,893	688,258	2,545,990	4,798,915	-		27,029,056

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$26,550,252	$1,276,461	$3,796,181	$6,311,322	$23,761		$37,957,977

(a)	Includes $291,838, $15,549, $93,369 and $79,206 of prior years' investment advisory fee reductions and expense reimbursements recouped by the Adviser from the Global Allocation Fund, Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund, respectively (Note 8).
(b)	Based on contract in effect for the surviving fund.
(c)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

WILSHIRE VARIABLE INSURANCE TRUST

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Article V of Registrant’s Declaration of Trust, provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities and expenses reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding, whether criminal or civil, in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 16. Exhibits

(1)	(a)	Declaration of Trust and Certificate of Trust is incorporated by reference to the initial Registration Statement filed on November 8, 1996.
(b)

Written Instrument Establishing and Designating Shares of the Target Maturity Funds is incorporated by reference to Registrant’s Post-Effective Amendment (“PEA”) No. 19 filed on or about February 14, 2006.

	(c)	Written Instrument Changing the Names of the Target Maturity Funds is incorporated by reference to Registrant’s PEA No. 38 filed on or about April 30, 2009.
	(d)	Written Instrument Increasing the Number of Trustees is incorporated by reference to Registrant’s PEA No. 47 filed on or about May 1, 2011.
	(e)	Written Instrument Decreasing the number of Trustees is incorporated by reference to Registrant’s PEA No. 49 filed on or about May 1, 2012
	(f)	Written Instrument Changing the Name of the Small Cap Growth Fund is incorporated by reference to Registrant’s PEA No. 52 filed on or about May 1, 2013
	(g)	Written Instrument Changing the Name of the Balanced Fund is filed herewith.
	(h)	Written Instrument Changing the Name of the Target Maturity Funds is incorporated by reference to Registrant’s PEA No. 59 filed on or about April 29, 2016.
	(i)	Written Instrument Changing the Name of the Trust is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(j)

Written Instrument Establishing and Designating Shares of the Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

	(k)	Written Instrument Amending the Declaration of Trust dated May 16, 2017 is incorporated by reference to Registrant’s PEA No. 63 filed on or about April 30, 2018.
(2)	(a)	Amended and Restated By-Laws dated February 23, 2016 is incorporated by reference to Registrant’s PEA No. 59 filed on or about April 29, 2016.
(3)		Not applicable.
(4)	(1)	Form of Agreement and Plan of Reorganization is filed herein as Appendix A to Part A of this Registration Statement.
(5)		Not applicable
(6)	(a)	Investment Advisory Agreement with Wilshire Associates Incorporated for the Target Maturity Funds is incorporated by reference to Registrant’s PEA No. 20 filed on or about April 28, 2006.
(b)

Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended as of September 30, 2004 is incorporated by reference to PEA No. 22 filed on or about April 22, 2008.

	(c)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended, is incorporated by reference to Registrant’s PEA No. 21 filed on or about April 16, 2007.
	(d)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated December 22, 2008 is incorporated by reference to Registrant’s PEA No. 47 filed on or about May 1, 2011.
	(e)	Amendment to Investment Advisory Agreement with Wilshire Associates Incorporated dated December 31, 2011 is incorporated by reference to Registrant’s PEA No. 49 filed on or about May 1, 2012.
	(f)	Amendment to Investment Advisory Agreement with Wilshire Associates Incorporated dated September 17, 2014 is incorporated by reference to Registrant’s PEA No. 56 filed on or about March 2, 2015.

(7)	(a)(1)	Distribution Agreement with Ultimus Fund Distributors, LLC dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
	(a)(2)	Distribution Services Addendum with Ultimus Fund Distributors, LLC dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(b)

Sub-Distribution and Servicing Agreement between Ultimus Fund Distributors, LLC and Horace Mann Investors, Inc. dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

(8)		Not applicable.
(9)	(a)(1)	Custody Agreement with The Northern Trust Company dated June 10, 2011 is incorporated by reference to Registrant’s PEA No. 49 filed on or about May 1, 2012.
(10)	(a)	Distribution and Shareholder Services Plan for the Target Maturity Funds, as amended, is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

	(b)	Distribution and Shareholder Services Plan for the Global Allocation Fund, as amended, is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(11)		Opinion and consent of Vedder Price P.C. is filed herewith.
(12)		Not applicable.
(13)	(a)(1)	Participation Agreement with Horace Mann Life Insurance Company dated June 20, 2005 is incorporated by reference to Registrant’s PEA No. 46 filed on or about April 30, 2010.
(a)(2)

Amended Schedule A dated October 1, 2016 to the Amended and Restated Participation Agreement dated June 20, 2005 with Horace Mann Life Insurance Company is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

	(b)	Amended and Restated Fund Participation Agreement with Annuity Investors Life Insurance Company dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
	(c)	Fund Participation Agreement with Jefferson National Life Insurance Company dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
	(d)	Master Services Agreement with Ultimus Fund Solutions, LLC dated October 1, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
	(e)(1)	Securities Lending Authorization Agreement with The Northern Trust Company dated January 23, 2012 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.
(e)(2)

First Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated January 23, 2012 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

(e)(3)

Second Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated April 30, 2015 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

(e)(4)

Third Amendment to Securities Lending Authorization Agreement with The Northern Trust Company dated August 31, 2016 is incorporated by reference to Registrant’s PEA No. 61 filed on or about April 21, 2017.

	(f)	Expense Limitation Agreement for the Target Maturity Funds dated May 1, 2018 is incorporated by reference to Registrant’s PEA No. 63 filed on or about April 30, 2018.
	(g)	Expense Limitation Agreement for the Global Allocation Fund dated May 1, 2018 is incorporated by reference to Registrant’s PEA No. 63 filed on or about April 30, 2018.
(14)		Consent of independent registered public accountant is filed herewith.
(15)		Not applicable.
(16)		Power of Attorney for George Zock, Roger A. Formisano, Edward Gubman and Suanne K. Luhn is filed herewith.

(17)	Not applicable.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of Santa Monica, and the State of California, on the 5th day of October, 2018.

WILSHIRE VARIABLE INSURANCE TRUST

By:	/s/ Jason A. Schwarz
Jason A. Schwarz, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	Roger Formisano*	Trustee	October 5, 2018
Roger Formisano

	Edward Gubman*	Trustee	October 5, 2018
Edward Gubman

	Suanne K. Luhn*	Trustee	October 5, 2018
Suanne K. Luhn

	George J. Zock*	Trustee	October 5, 2018
George J. Zock

	/s/ Michael Wauters	Treasurer	October 5, 2018
Michael Wauters

	/s/ Jason A. Schwarz	President and Trustee	October 5, 2018
Jason A. Schwarz

*By:	/s/ Michael Wauters		October 5, 2018
Michael Wauters
As Attorney-in-Fact and Agent pursuant to the powers of attorney filed herewith.

Exhibit Index

(1)(g)	Written Instrument Changing the Name of the Balanced Fund
(11)	Opinion and consent of Vedder Price, P.C.
(14)	Consent of independent registered public accountant
(16)	Power of Attorney for George Zock, Roger A. Formisano, Edward Gubman and Suanne K. Luhn